UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 25, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of February 1, 2003 providing for the issuance of GS Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-03               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GS Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of February 1, 2003 among GS Mortgage Securities Corp., as depositor, ABN AMRO Mortgage Group, Inc., Cendant Mortgage Corporation, and National City Mortgage Co. as servicers, and JPMorgan Chase Bank, as trustee.


     On April 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on April 25, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GS Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1
-------------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  April 28, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on April 25, 2003



                                            GSR MORTGAGE LOAN TRUST 2003-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    April 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1_1     115,000,000.00    111,880,708.07    4,180,399.62     398,947.96   4,579,347.58       0.00        0.00      107,700,308.45
A1_2     116,895,000.00    104,770,529.25   16,248,922.51     146,591.43  16,395,513.94       0.00        0.00       88,521,606.74
A1_3     330,102,000.00    330,102,000.00            0.00   1,188,367.20   1,188,367.20       0.00        0.00      330,102,000.00
A2        62,131,000.00     61,567,620.16       39,227.92     235,545.05     274,772.97       0.00        0.00       61,528,392.24
B1         6,427,000.00      6,420,360.96        6,700.30      26,014.85      32,715.15       0.00        0.00        6,413,660.66
B2         5,785,000.00      5,779,024.14        6,031.00      24,133.76      30,164.76       0.00        0.00        5,772,993.14
B3         2,571,000.00      2,568,344.18        2,680.33      10,984.63      13,664.96       0.00        0.00        2,565,663.85
B4         1,286,000.00      1,284,671.57        1,340.69       5,494.45       6,835.14       0.00        0.00        1,283,330.88
B5         1,285,000.00      1,283,672.60        1,339.64       5,490.18       6,829.82       0.00        0.00        1,282,332.96
B6         1,287,370.00      1,286,040.16        1,342.10       5,500.30       6,842.40       0.00        0.00        1,284,698.06
R                100.00              0.00            0.00           0.00           0.00       0.00        0.00                0.00
TOTALS   642,769,470.00    626,942,971.09   20,487,984.11   2,047,069.81  22,535,053.92       0.00        0.00      606,454,986.98

X1       561,997,000.00    546,753,237.32            0.00     598,142.41     598,142.41       0.00        0.00      526,323,915.19
X2        62,131,000.00     61,567,620.16            0.00      36,324.90      36,324.90       0.00        0.00       61,528,392.24
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1_1    36229RJF7    972.87572235     36.35130104     3.46911270      39.82041374     936.52442130     A1_1           4.279000 %
A1_2    36229RJG5    896.27896189    139.00442714     1.25404363     140.25847076     757.27453475     A1_2           1.679000 %
A1_3    36229RJH3  1,000.00000000      0.00000000     3.60000000       3.60000000   1,000.00000000     A1_3           4.320000 %
A2      36229RJJ9    990.93238738      0.63137435     3.79110347       4.42247783     990.30101302     A2             4.590953 %
B1      36229RJK6    998.96700794      1.04252373     4.04774389       5.09026762     997.92448421     B1             4.862315 %
B2      36229RJL4    998.96700778      1.04252377     4.17178220       5.21430596     997.92448401     B2             5.011315 %
B3      36229RJM2    998.96700895      1.04252431     4.27251264       5.31503695     997.92448464     B3             5.132315 %
B4      36228FMH6    998.96700622      1.04252722     4.27251166       5.31503888     997.92447900     B4             5.132315 %
B5      36228FMJ2    998.96700389      1.04252140     4.27251362       5.31503502     997.92448249     B5             5.132315 %
B6      36228FMK9    998.96701026      1.04251303     4.27250907       5.31502210     997.92449723     B6             5.132315 %
R       36228FML7      0.00000000      0.00000000     0.00000000       0.00000000       0.00000000     R              5.113872 %
TOTALS               975.37764370     31.87454455     3.18476515      35.05930971     943.50309914
X1      36229RJN0    972.87572233      0.00000000     1.06431602       1.06431602     936.52442129     X1              1.312788 %
X2      36229RJP5    990.93238738      0.00000000     0.58465017       0.58465017     990.30101302     X2              0.708000 %
-----------------------------------------------------------------------------------------------------  ---------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                       543,071,374.89
                                        Pool 2 Mortgage Loans                                                        63,383,613.02

Sec. 4.01(c)    Available Distribution                                                                               23,169,521.25
                                        Principal Distribution Amount                                                   653,408.70
                                        Principal Prepayment Amount                                                  19,834,575.44

Sec. 4.01(d)    Prepayments By Group
                                        Group 1 Prepayments                                                          19,808,837.89
                                        Group 2 Prepayments                                                              25,737.55

Sec. 4.01(e)    Principal Prepayments
                                        Class A1-1                                                                    4,053,431.53
                                        Class A1-2                                                                   15,755,406.36
                                        Class A1-3                                                                            0.00
                                        Class A2                                                                         25,737.55
                                        Class B1                                                                              0.00
                                        Class B2                                                                              0.00
                                        Class B3                                                                              0.00
                                        Class B4                                                                              0.00
                                        Class B5                                                                              0.00
                                        Class B6                                                                              0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1-1
                                                              Accrued and Paid for Current Month                        398,947.96
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A1-2
                                                              Accrued and Paid for Current Month                        146,591.43
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A1-3
                                                              Accrued and Paid for Current Month                      1,188,367.20
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                        235,545.05
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                        598,142.41
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                         36,324.90
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                         26,014.85
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                         24,133.76
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                         10,984.63
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                          5,494.45
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                          5,490.18
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                          5,500.30
                                                              Accrued and Paid from Prior Months                              0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                               186,343.06
                                        Trustee Fee Paid                                                                  1,306.13

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                 1,273
                                        Balance of Outstanding Mortgage Loans                                       606,454,987.91


Sec. 4.01(l)                              Number and Balance of Delinquent Loans
                                           Group 1
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days                      0                     0.00                  0.00 %
                                          60-89 days                      0                     0.00                  0.00 %
                                          90+days                         0                     0.00                  0.00 %
                                          Total                           0                     0.00                  0.00 %
                                           Group 2
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days                      0                     0.00                  0.00 %
                                          60-89 days                      0                     0.00                  0.00 %
                                          90+days                         0                     0.00                  0.00 %
                                           Total                          0                     0.00                  0.00 %
                                           Group Totals
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days                      0                     0.00                  0.00 %
                                          60-89 days                      0                     0.00                  0.00 %
                                          90+days                         0                     0.00                  0.00 %
                                           Total                          0                     0.00                  0.00 %


Sec. 4.01(l)                              Number and Balance of REO Loans
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                           Group 2
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %


Sec. 4.01(l)                              Number and Balance of Loans in Bankruptcy
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                           Group 2
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %


Sec. 4.01(m)                              Number and Balance of Loans in Foreclosure
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                           Group 2
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                         653,408.70
                                                              Payoffs                                                  19,673,840.36
                                                              Prepayments                                                 160,735.08
                                                              Liquidation Proceeds                                              0.00
                                                              Condemnation Proceeds                                             0.00
                                                              Insurance Proceeds                                                0.00
                                                              Realized Losses                                                   0.00

                                                              Realized Losses Group 1                                           0.00
                                                              Realized Losses Group 2                                           0.00
                                                              Realized Gains                                                    0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                          0.00


Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class A1                                                          0.00
                                                              Class A2a                                                         0.00
                                                              Class A2b                                                         0.00
                                                              Class A2c                                                         0.00
                                                              Class X1                                                          0.00
                                                              Class X2                                                          0.00
                                                              Class B1                                                          0.00
                                                              Class B2                                                          0.00
                                                              Class B3                                                          0.00
                                                              Class B4                                                          0.00
                                                              Class B5                                                          0.00
                                                              Class B6                                                          0.00

Sec. 4.01(s) Group I
                                        Senior Percentage                                                                97.020000 %
                                        Senior Prepayment Percentage                                                    100.000000 %
                                        Subordinate Percentage                                                            2.980000 %
                                        Subordinate Prepayment Percentage                                                 0.000000 %

Sec. 4.01(s) Group II
                                        Senior Percentage                                                                97.070000 %
                                        Senior Prepayment Percentage                                                    100.000000 %
                                        Subordinate Percentage                                                            2.930000 %
                                        Subordinate Prepayment Percentage                                                 0.000000 %

Aggregate
                                        Beginning Balance                                                             626,942,972.05
                                        Ending Balance                                                                606,454,987.91
                                        Net Wac                                                                              5.13260
                                        Weighted Average Maturity                                                             355.00
Groups
                                        Net Wac Group 1                                                                      5.11387
                                        Net Wac Group 2                                                                      5.29895

                                        Wam Group 1                                                                           355.00
                                        Wam Group 2                                                                           355.00



                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.